Government Grant	3 Months Ended
Mar. 31, 2026
Government Grant [Abstract]
GOVERNMENT GRANT

17. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million for a period until June 30, 2028 relating to the Telesat Lightspeed constellation.

For the three months ended March 31, 2026, the Company recorded $1.1 million relating to the agreement (three months ended March 31, 2025 — $nil).

Of the amount recorded during the three months ended March 31, 2026, no amount was recorded as a reduction to satellites, property and other equipment and $1.1 million was recorded as a reduction to operating expenses.